Supplement Dated October 30, 2020
To The Prospectus Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

In the section entitled, “Management of the Trust,” under “Distributor,” please delete the second bullet in the entirety.

This Supplement is dated October 30, 2020.

Supplement Dated October 30, 2020
To The Statement of Additional Information
Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

On page 53, in the section “Investment Adviser, Sub-Advisers and Other Service Providers,” under “The Distributor,” please delete the second paragraph in the entirety and replace with the following:

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

This Supplement is dated October 30, 2020.